MIDCONN BANK
STATEMENT OF CONDITION

                                                                                   (Unaudited)
                                                                                    March 31,                September 30,
                                                                                       1997                       1996
                                                                                 ----------------           ----------------
ASSETS:
       Cash and Due From Banks                                                     $   5,158,457              $   6,057,660
       Interest Bearing
       Deposits                                                                          242,078                    684,388

       Federal Funds Sold                                                              7,800,000                    150,000
                                                                                 ----------------           ----------------

            Cash and Cash Equivalents                                                 13,200,535                  6,892,048
       Securities:

            Available for sale (at market)                                            19,361,385                 15,779,435
            Held to maturity (market value $33,769,491 at March 31,
            1997  and $36,671,996 at September 30, 1996)                              33,996,807                 36,744,651

       Loans - Net*                                                                  276,616,859                280,168,275

       Bank Premises and Equipment                                                     3,956,522                  4,101,015

       Real Estate Owned                                                               2,245,165                  2,333,628

       Accrued Interest Receivable                                                     2,268,742                  2,356,590

       Federal Home Loan Bank Stock at Cost                                            2,749,000                  2,651,500

       Goodwill                                                                        5,253,642                  5,497,889

       Other Assets                                                                    2,032,568                  1,903,568
                                                                                 ----------------           ----------------
       TOTAL ASSETS                                                                $ 361,681,225              $ 358,428,599
                                                                                 ================           ================

LIABILITIES:
       Deposits                                                                    $ 311,520,566              $ 309,422,170

       Mortgage Escrow Accounts                                                        2,473,166                  1,658,073

       Advances from Federal Home Loan Bank                                           10,150,000                 10,150,000

       Other Liabilities                                                               1,726,219                  2,353,920
                                                                                 ----------------           ----------------

       TOTAL LIABILITIES                                                             325,869,951                323,584,163
                                                                                 ----------------           ----------------

STOCKHOLDERS' EQUITY
       Preferred Stock, no par-value, authorized 1,000,000 shares,
            none issued and outstanding                                                 -                          -
       Common Stock, par value $1.00 - authorized 8,000,000 shares:
            issued and outstanding, 1,955,469 shares at March 31,
            1997; 1,936,002 shares at September 30, 1996                               1,955,469                  1,936,002

       Paid-in Capital                                                                15,273,383                 15,073,611

       Retained Earnings                                                              18,581,676                 17,827,712
                                                                                 ----------------           ----------------

                                                                                      35,810,528                 34,837,325
       Unrealized holding gains on
       securities available for sale, net                                                    746                      7,111
                                                                                 ----------------           ----------------

       TOTAL STOCKHOLDERS' EQUITY                                                     35,811,274                 34,844,436
                                                                                 ----------------           ----------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $ 361,681,225              $ 358,428,599
                                                                                 ================           ================


*Excluding contingent liability of $740,000 at March 31, 1997 and September 30, 1996 and outstanding letters of credit

MIDCONN BANK
STATEMENTS OF INCOME - UNAUDITED

                                                          Three Months Ended                    Six Months Ended
                                                                March 31                            March 31
INTEREST INCOME:                                        1997              1996               1997               1996
                                                   ---------------   ----------------   ---------------    ---------------
     Interest and Fees on Loans:
          Mortgage                                 $    4,836,742     $    4,642,522     $   9,740,636     $    9,198,002

          Other                                           368,125            488,787           818,018            993,095
     Interest and Dividends on Securities:

          U.S.Government and Other Bonds                  652,112            752,340         1,345,085          1,534,510

          Marketable Equity Securities                    275,227            449,855           528,540            786,230

     Other Interest Income                                 60,696             18,613            90,754            119,999
                                                   ---------------   ----------------   ---------------    ---------------

          TOTAL INTEREST INCOME                         6,192,902          6,352,117        12,523,033         12,631,836
                                                   ---------------   ----------------   ---------------    ---------------

INTEREST EXPENSE:
     Interest on Deposits:

          Savings Deposits                                658,541            699,143         1,371,368          1,397,118

          Time Deposits                                 2,044,763          2,092,133         4,093,710          4,230,060

     Interest on Borrowings                               129,771            134,352           261,295            276,207
                                                   ---------------   ----------------   ---------------    ---------------

          TOTAL INTEREST EXPENSE                        2,833,075          2,925,628         5,726,373          5,903,385
                                                   ---------------   ----------------   ---------------    ---------------

          NET INTEREST INCOME                           3,359,827          3,426,489         6,796,660          6,728,451

     Provision for loan losses                            150,000            166,000           350,000            291,000
                                                   ---------------   ----------------   ---------------    ---------------
          NET INTEREST INCOME AFTER

              PROVISION FOR LOAN LOSSES                 3,209,827          3,260,489         6,446,660          6,437,451
                                                   ---------------   ----------------   ---------------    ---------------

OTHER INCOME:

     Fees and Service Charges                             295,393            253,813           502,992            443,397

     Investment Securities Gains                           30,126                284            30,126                284
                                                   ---------------   ----------------   ---------------    ---------------

          TOTAL OTHER INCOME                              325,519            254,097           533,118            443,681
                                                   ---------------   ----------------   ---------------    ---------------

OTHER EXPENSE:

     Salaries and Employee Benefits                     1,154,196          1,159,133         2,282,262          2,231,500

     Occupancy Expense - Net                              184,666            213,984           353,226            406,402

     Computer Services                                    120,034            126,105           239,856            242,066

     Real Estate Owned                                     54,334            167,796           218,362            297,185

     Amortization of Goodwill                             122,124            122,124           244,248            244,248

     Other                                                633,234            642,250         1,166,773          1,347,640
                                                   ---------------   ----------------   ---------------    ---------------

          TOTAL OTHER EXPENSE                           2,268,588          2,431,392         4,504,727          4,769,041
                                                   ---------------   ----------------   ---------------    ---------------

          INCOME BEFORE INCOME TAXES                    1,266,758          1,083,194         2,475,051          2,112,091

     Income Taxes                                         523,905            431,357         1,046,932            852,689
                                                   ---------------   ----------------   ---------------    ---------------

          NET INCOME                               $      742,853     $      651,837     $   1,428,119     $    1,259,402
                                                   ===============   ================   ===============    ===============

     EARNINGS PER SHARE                                     $0.37              $0.34             $0.72              $0.66
     DIVIDENDS PAID PER SHARE                              $0.195              $0.15            $0.345              $0.30

MIDCONN BANK
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (UNAUDITED)

                                                                        Additional                  Net Unrealized Gain
                                               Common Stock              Paid-In        Retained    (Loss) on Available
                                           Shares         Amount         Capital        Earnings    for Sale Securities   Totals
                                           ------         ------         -------        --------    -------------------   ------
Balance at September 30, 1995            1,899,560     $ 1,899,560     $14,721,105    $17,119,474    $    10,599       $33,750,738


Net income                                                                              1,259,402                        1,259,402

Increase in net unrealized
     gain on available
     for sale securities                                                                                  13,338            13,338

Issuance of common stock by
     Dividend Reinvestment Plan              3,685           3,685          49,262                                          52,947


Issuance of common stock by
     exercise of stock options                 605             605           5,052                                           5,657

Cash dividends paid -
     $.30 per share                                                                     (570,189)                         (570,189)
                                       -----------     -----------     -----------    -----------    -----------       -----------

Balance at March 31, 1996                1,903,850     $ 1,903,850     $14,775,419    $17,808,687    $    23,937       $34,511,893
                                       ===========     ===========     ===========    ===========    ===========       ===========


Balance at September 30, 1996            1,936,002     $ 1,936,002     $15,073,611    $17,827,712    $     7,111       $34,844,436


Net Income                                                                              1,428,119                        1,428,119

Decrease in net unrealized
     gain on available
     for sale securities                                                                                  (6,365)           (6,365)

Issuance of common stock by
     Dividend Reinvestment Plan              1,217           1,217          22,880                                          24,097

Issuance of common stock by
     exercise of stock options              18,250          18,250         176,892                                         195,142

Cash dividends paid -
     $.345 per share                                                                     (674,155)                        (674,155)
                                       -----------     -----------     -----------    -----------    -----------       -----------

Balance at March 31, 1997                1,955,469     $ 1,955,469     $15,273,383    $18,581,676    $       746       $35,811,274
                                       ===========     ===========     ===========    ===========    ===========       ===========



MIDCONN BANK
STATEMENTS OF CASH FLOWS

                                                                                                 Six Months Ended March 31,
                                                                                                  1997                1996
                                                                                             ---------------     ----------------
Operating Activities
        Net Income                                                                           $    1,428,119      $     1,259,402
        Adjustments to reconcile net income to cash provided by operating activities:

            Provision for loan losses                                                               350,000              291,000

            Provision for OREO losses                                                               152,667              143,287
            Provision for depreciation and
            amortization                                                                            224,405              257,756

            Amortization of investment security discounts and premiums                                2,497               38,227

            Amortization of loan fees discounts and premiums                                         (4,810)             (79,058)

            Amortization of goodwill                                                                244,247              244,247
            Realized investment security (gains)
            losses                                                                                  (30,126)                (284)

            (Gains) losses - sale of other real estate owned                                              -              (28,246)

            (Gains) losses on sale of loans                                                               -              (42,090)

            (Gains) losses on sale of fixed assets                                                   (4,943)                   -

            Decrease in accrued interest receivable                                                  87,848              523,246

            (Increase) decrease in other assets                                                    (124,757)             191,898

            Increase (decrease) in other liabilities                                               (627,700)             191,688
                                                                                             ---------------     ----------------
                 Net cash provided by operating
                 activities                                                                       1,697,447            2,991,073
                                                                                             ---------------     ----------------
Investing Activities:
        Proceeds from sales and maturities of investment
        securities                                                                               22,982,915           35,430,713
        Purchases of investment
        securities                                                                              (23,800,000)         (46,957,803)
        Proceeds from the sale of loans                                                              84,000            8,799,929
        Purchases of loans                                                                       (3,263,235)          (4,394,167)
        Net (increase) decrease in loans                                                          6,095,449           (1,606,419)
        Purchases of premises and equipment                                                         (98,573)            (166,559)
        Additional investment in other real estate
        owned                                                                                       (27,485)            (267,970)
        Proceeds from sale of other real estate
        owned                                                                                       253,293            1,658,572
        Proceeds from sale of fixed
        assets                                                                                       23,604                8,488

        Sale (purchase) of Federal Home Loan Bank stock                                             (97,500)                   -
                                                                                             ---------------     ----------------
            Net cash provided (used) by investing activities                                      2,152,468           (7,495,216)
                                                                                             ---------------     ----------------
Financing Activities:
        Net increase in demand deposits, N.O.W. accounts,

            savings accounts and escrow accounts                                                  3,215,491            3,422,454
        Net increase (decrease) in certificates of
        deposit                                                                                    (302,003)           2,466,562

        Proceeds from issuance of common stock                                                       24,097               52,947

        Proceeds from exercise of stock options                                                     195,142                5,657

        Increase (decrease) in Federal Home Loan Bank Advances                                            -               82,539

        Cash dividends paid                                                                        (674,155)            (570,189)
                                                                                             ---------------     ----------------
            Net Cash Provided by Financing
            Activities                                                                            2,458,572            5,459,970
                                                                                             ---------------     ----------------

            Increase in cash and cash equivalents                                                 6,308,487              955,827

        Cash and Cash Equivalents at Beginning of the Period                                      6,892,048            9,308,426
                                                                                             ---------------     ----------------

        Cash and Cash Equivalents at End of the Period                                       $   13,200,535      $    10,264,253
                                                                                             ===============     ================

MIDCONN BANK
BASIS OF PRESENTATION



The unaudited historical interim financial statements of MidConn Bank included herein, as of and for the three and six month periods ended March 31, 1997 and 1996 contain all adjustments which, in the opinion of MidConn Bank management, are necessary to present a fair statement of the historical financial condition, results of operations and cash flows for the interim periods reported. Operating results for the interim periods are not necessarily indicative of those expected for the full year.


These interim financial statements have been prepared under the presumption that readers of the historical interim financial information have either read or have access to MidConn Bank's audited financial statements for the year ended September 30, 1996. Accordingly, footnote disclosures which would substantially duplicate the disclosures contained in those audited financial statements have been omitted from these historical interim financial statements. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such instruction, rules and regulation.
Although MidConn Bank believes that the disclosures are adequate to make the information presented not misleading, it is suggested that these unaudited historical interim financial statements be read in conjunction with the audited financial statements and the notes thereto of MidConn Bank for the year ended September 30, 1996.